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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JANUARY 25, 2006



                         ELECTRO-OPTICAL SCIENCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-125517                 13-3986004
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


    3 WEST MAIN STREET, SUITE 201,
           IRVINGTON, NEW YORK                                          10533
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (914) 591-3783

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     (a) On January 25, 2006 the Registrant entered into a Production Agreement with Askion GmbH of Germany (the "Production Agreement") pursuant to which Askion was engaged to produce and test commercial-grade MelaFind(R) systems (the "Pivotal Trial Systems") to be used in the Registrant's pivotal trial. The pivotal trial will be used by the United States Food & Drug Administration as the basis for determining the safety and effectiveness of MelaFind(R). Pursuant to the Production Agreement, delivery of the Pivotal Trial Systems is contemplated to commence in January 2006 and be completed in April 2006.

          MelaFind(R), a non-invasive point-of-care instrument to assist in the early diagnosis of melanoma, is the Registrant's flagship product.

          A copy of the Production Agreement is filed herewith as Exhibit 10.1.

ITEM 5.02 - APPOINTMENT OF CHIEF OPERATING OFFICER

     (c) Gerald Wagner, Ph.D., a current director of the Registrant, has been appointed acting Chief Operating Officer, effective as of January 25, 2006. Dr. Wagner, 62, became a member of the Registrant's board of directors in May 2005. Gerald Wagner Consulting LLC, a company owned and operated by Dr. Wagner, has provided consulting services to the Registrant since March 2005. Gerald Wagner Consulting LLC specializes in international project management, technology and application consulting and company assessments. From March 1992 until September 2003, Dr. Wagner was a Senior Vice President, Lab Testing Systems, at Bayer, Inc.

ITEM 7.01 - REGULATION FD DISCLOSURE

         On January 30, 2006 the Registrant issued a press release announcing it had entered into the Production Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Exhibits.


EXHIBIT
NUMBER                                DESCRIPTION
-------          -----------------------------------------------------------

10.1 Production Agreement between the Registrant and Askion GmbH dated as of January 25, 2006

99.1             Press Release of the Registrant dated January 30, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Electro-Optical Sciences, Inc.


Date: January 31, 2006

                                       By: /s/ Joseph V. Gulfo
                                           -----------------------------------
                                           President & Chief Executive Officer
                                           (Principal Executive Officer)


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                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------      -----------------------------------------------------------

10.1 Production Agreement between the Registrant and Askion GmbH dated as of January 25, 2006

99.1             Press Release of the Registrant dated January 30, 2006


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